UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 23, 2005

Escalon Medical Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-20127	330272839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

565 East Swedesford Road, Suite 200, Wayne, Pennsylvania		19087
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-688-6830

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2005, Escalon Medical Corp. (the "Company") entered into a Supplemental Executive Retirement Benefit Agreement (the "Agreement") with Richard J. DePiano, Escalon's Chairman and Chief Executive Officer. The Agreement provides for the payment of supplemental retirement benefits to Mr. DePiano in the event of his termination of service with the Company under the following circumstances:

• If Mr. DePiano retires at age 65 or older, the Company would be obligated to pay Mr. DePiano $8,000 per month commencing on the first day of the first calendar month after the date of retirement for the remainder of his life. If Mr. DePiano were to die within a period of three years after such retirement, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to Mr. DePiano and his beneficiaries in the aggregate.

• If Mr. DePiano dies before his retirement while employed by the Company, the Company would be obligated to make 36 monthly payments to his beneficiaries of $8,000 per month commencing on the first day of the first calendar month after the date of his death.

• If Mr. DePiano were to become disabled while employed by the Company, the Company would be obligated to pay Mr. DePiano $8,000 per month commencing on the first day of the first calendar month after the date on which he suffers such disability for the remainder of his life. If Mr. DePiano were to die within a period of three years after suffering such disability, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to Mr. DePiano and his beneficiaries in the aggregate.

• If Mr. DePiano’s employment with the Company is terminated by the Company, or if Mr. DePiano terminates his employment with the Company for good reason, as those terms are defined in the Agreement, the Company would be obligated to pay Mr. DePiano $8,000 per month for the remainder of his life. If Mr. DePiano were to die within a period of three years after such termination of employment, the Company would be obligated to continue making such payments until a minimum of 36 monthly payments have been made to Mr. DePiano and his beneficiaries in the aggregate.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Exhibit Description

10.1 Supplemental Executive Retirement Benefit Agreement
dated as of June 23, 2005 between the Company and Richard
J. DePiano

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Escalon Medical Corp.

June 28, 2005	By:	Richard J. DePiano, Jr

Name: Richard J. DePiano, Jr
Title: VP Corporate & Legal Affairs

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Supplemental Executive Retirement Benefit Agreement